Long-Term Investments	12 Months Ended
Mar. 31, 2025
Long-Term Investments [Abstract]
Long-term investments

Note 5 — Long-term investments

As of March 31, 2025 and 2024, Long-term investments comprised of the following:

	March 31,	March 31,
	2025	2024

Investment in Nekcom	$15,364,229	$-
Investment in Cloudshelf Limited	71,045	71,045
Total	$15,435,274	$71,045

Investment in Nekcom

On November 20, 2024 (“Acquisition Date”) , the Company, Nekcom and certain significant shareholders of Nekcom entered into a Series B Preferred Stock Purchase Agreement (the “Nekcom SPA”) pursuant to which the Company has agreed to purchase 12,250,000 of Nekcom’s Series B Preferred Stock that would constitute 20% of the total outstanding shares of Nekcom for an aggregate purchase price of $15,000,000 consisting of (a) $7,500,000 in cash, and (b) $7,500,000 in the Company’s ordinary shares.

In connection with the Nekcom SPA and the related publishing agreement (“Publishing Agreement”), the Company agreed to provide a minimum guarantee of $3,000,000 (the “Minimum Guarantee”) to Nekcom in connection with its appointment as exclusive global publisher and distributor of the game, SHOWA American Story. The Minimum Guarantee represents a contractually specified guaranteed publishing payment that is recoverable by the Company from revenues generated from the exploitation and distribution of the game under the Publishing Agreement. The full recoupment date (“Full Recoupment Date”) refers to the date on which the Purchaser has recovered, through its contractual share of revenues, an amount equal to the full Minimum Guarantee. As of the date of this report, the game, SHOWA American Story, is still under development, and therefore, no portion of the Minimum Guarantee has been recouped.

If either (i) Full Recoupment is not achieved within twelve (12) months following the commercial launch of the game, or (ii) the game is not commercially launched on or before December 31, 2026, the Nekcom Consideration Shares and the Nekcom Additional Consideration Shares held in escrow may be subject to forfeiture and return, at the discretion of the Company.

The Publishing Agreement grants the Company exclusive rights to publish, market, and distribute the game globally, except for certain excluded territories and platforms. Revenues under the Publishing Agreement are determined based on a defined net revenue measure, which generally represents gross revenues generated from the exploitation of the game, net of applicable platform fees, taxes, refunds, and other agreed deductions. The Company is entitled to recover the Minimum Guarantee from such net revenues, and revenue sharing between the Company and Nekcom commences only after the Minimum Guarantee has been fully recouped by the Company.

In connection with the Nekcom SPA, 262,325 ordinary shares of GCL Global (the “Nekcom Consideration Shares”) and an additional 262,325 ordinary shares of GCL Global (the “Nekcom Additional Consideration Shares”) were issued in the name of Nekcom on December 18, 2024 but were held in escrow until Full Recoupment Date of the minimum guarantee when they will be released to either Nekcom or the Company depending on the value of Nekcom Consideration Shares (the “Consideration Shares VWAP”) based on the volume weighted average price of the Consideration Shares over thirty (30) trading days immediately preceding the Full Recoupment Date. If the Consideration Shares VWAP exceeds $7,500,000, all Nekcom Consideration Shares will be released to Nekcom, and all Nekcom Additional Consideration Shares will be returned to the Company for cancellation. In the event that the Consideration Shares VWAP is below $7,500,000 but exceeds $1,200,000, Nekcom will receive such number of Nekcom Additional Consideration Shares from the escrow account that would make up the shortfall, with the balance returned to the Company for cancellation. If the value of the Nekcom Additional Consideration Shares so released from the escrow account is not sufficient to make up the shortfall, the Company has agreed to either pay Nekcom cash to make up the shortfall, or issue additional shares to Nekcom and use its reasonable best efforts to register such shares for resale. If the Consideration Shares VWAP is below $1,200,000, the Company has agreed to pay Nekcom the shortfall between $7,500,000 and the Consideration Shares VWAP in cash. As a result of the investment in Nekcom, our Chairman of the Board, Mr. Choo See Wee, became a member of Nekcom’s Board of Directors.

As of March 31, 2025, the Company had remitted $5,000,000 cash consideration towards investment in Nekcom’s Series B preferred Share and the remaining $2,500,000 will be paid on or before August 16, 2025. However, the Nekcom Consideration Shares and Nekcom Additional Consideration Share are being held in escrow yet to be released as the contingency of recoupment of the minimum guarantee has not yet been met.

As of March 31, 2025 and through the date of the issuance of the consolidated financial statements, the VWAP of the Consideration Shares was below $1.2 million. However, the obligation to settle any potential shortfall in cash under the Nekcom SPA is contingent upon the occurrence of the Full Recoupment Date, which had not occurred as of March 31, 2025 because the Minimum Guarantee had not yet been fully recouped through publishing revenues.

The Company’s investment in Nekcom’s Series B Preferred Shares are classified as equity securities but do not meet the criteria to be considered in-substance common stock under ASC 323-10-15-13. In making this determination, the Company considered the rights and preferences of the Series B Preferred Shares relative to Nekcom’s common stock. Nekcom’s Series B Preferred Shares include (i) a substantive liquidation preference that provides priority over common shareholders, (ii) preferential dividend rights that provide a return structure different from common equity, and (iii) participation in residual returns only upon conversion into common stock. As a result, the Series B Preferred Shares do not possess risks and rewards that are substantially similar to those of common stock. Consequently, the Nekcom investment is not accounted for under the equity method. As a result, the investment Nekcom’s Series B Preferred Shares does not qualify for equity method accounting under ASC 323 and is instead accounted for under ASC 321 as an equity investment to measure it at cost, with subsequent remeasurement to fair value only upon impairment or when there are observable prince changes in orderly transactions for identical or similarly investments. As of the acquisition date, the $7,500,000 cash consideration, $364,229 acquisition cost, and $7,500,000 share consideration were determined to be included in the initial investment cost. And the Company will assess the impairment as subsequent measurement. As of March 31, 2025, no impairment was recorded against investment in Nekcom.

Investment in Cloudshelf Limited (“Cloudshelf”)

On November 8, 2022, the Company entered into a subscription and shareholders agreement with Cloudshelf, a private limited company incorporated in England and Wales. Pursuant to the agreement, the Company subscribed for ordinary shares in Cloudshelf for a total consideration of $71,045, representing a 13.5% equity interest of Cloushelf.

As the Company does not have significant influence over Cloudshelf, the investment is accounted for in accordance with ASC 321, The investment is measured at cost, with subsequent remeasurement to fair value only upon impairment or when there are observable prince changes in orderly transactions for identical or similarly investments. As of March 31, 2025, no impairment indicators were identified, and no loss was recorded.